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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):  June 17, 1999

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                                MGM Grand, Inc.
            (Exact name of registrant as specified in its charter)


            DELAWARE                       0-16760              88-0215232
  (State or other jurisdiction           (Commission         (I.R.S. Employer
  of incorporation or organization)      File Number)       Identification No.)

   3799 Las Vegas Boulevard South                                 89109
(Address of Principal Executive Offices)                        (Zip Code)

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                                (702) 891-3333
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             (Registrant's telephone number, including area code)


         -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report.)
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ITEM 5.  OTHER EVENTS

         The sole purpose of this filing is to file the Primadonna Resorts, Inc. audited financial statements for the fiscal year ended December 31, 1998.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

       (c)  Exhibits

      23.1 Consent of Arthur Andersen LLP.

      99.1 Financial statements of Primadonna Resorts, Inc. for the fiscal year ended December 31, 1998.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               MGM Grand, Inc.


Date:  June 17, 1999                          By:  /S/ SCOTT LANGSNER
                                                  --------------------------
                                                  Name:  Scott Langsner
                                                  Title: Secretary/Treasurer